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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 14, 2002



                                  PROVANT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                     000-23989                04-3395167
          ---------                     ----------               ----------
State or other jurisdiction of     Commission File Number       IRS Employer
       incorporation                                          Identification No.

                        67 BATTERMARCH STREET, SUITE 500
                                BOSTON, MA 02110
                                -----------------
                    (Address of principal executive offices)



                                 (617) 261-1600
                                 ---------------
                         (Registrant's telephone number,
                              including area code)

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ITEM 5.  OTHER EVENTS

     On August 14, 2002, Provant, Inc. announced that the listing of its common stock will be transferred from The Nasdaq National Market to The Nasdaq SmallCap Market effective as of the opening of the market on August 15, 2002.

     As previously announced, Provant had received notification from The Nasdaq Stock Market that it intended to delist Provant's common stock from The Nasdaq National Market due to Provant's failure to comply with the U.S. $1.00 minimum bid price requirement for continued listing on that market. In response, Provant requested to have its common stock listed on The Nasdaq SmallCap Market and its request has been approved. Provant's continued listing on The Nasdaq SmallCap Market is subject to Nasdaq's approval of Provant's application materials that Provant will file with Nasdaq on or before August 19, 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVANT, INC.


                                        By: /s/ Norman G. Fornella
                                           ------------------------------------
                                           Norman G. Fornella
                                           Executive Vice President

Date:  August 15, 2002





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